UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2025

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2025, Lightwave Logic, Inc., a Nevada corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Titan Partners Group LLC, a division of American Capital Partners, LLC, as the underwriter (the “Underwriter”), relating to an underwritten public offering of 11,666,667 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price to the public of $3.00 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted to the Underwriter an option, exercisable not later than thirty (30) days after the date of the closing of the Offering, to purchase from the Company up to 1,750,000 additional shares of Common Stock for the purpose of covering over-allotments, if any.

The Offering closed on December 17, 2025. The net proceeds to the Company from the Offering were approximately $32.8 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes and may use a portion of the net proceeds to accelerate its commercialization timeline, accelerate and expand its U.S. production capacity to support customer partnerships and design-ins, to pursue strategic mergers and acquisitions or to invest in complementary technologies or businesses. The Company does not, however, have agreements or commitments to enter into any acquisitions, mergers or investments at this time.

The Offering was made pursuant to the effective registration statement on Form S-3 (File No. 333-281059) that was initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 26, 2024, and amended on July 31, 2024, and declared effective by the SEC on August 5, 2024 (the “Registration Statement”), including the base prospectus contained therein, a preliminary prospectus supplement, dated December 15, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), and a final prospectus supplement, dated December 15, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriter warrants (the “Underwriter Warrants”) to purchase up to 350,000 shares of Common Stock, or three percent (3%) of the total number of shares of Common Stock sold in the Offering, as well as additional Underwriter Warrants to purchase up to an aggregate of 52,500 shares of Common Stock if the Underwriter exercises its option to purchase additional shares of Common Stock in full. The Underwriter Warrants will be immediately exercisable at an exercise price of $3.45 per share during the five-year period following the date of the Underwriting Agreement.

The foregoing descriptions of the Underwriting Agreement and the Underwriter Warrants are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Underwriting Agreement and the form of the Underwriter Warrants, which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K related to the Underwriter Warrants is incorporated herein by reference. Neither the issuance of the Underwriter Warrants nor the shares of Common Stock issuable upon the exercise of the Underwriter Warrants (the “Underwriter Warrant Shares”) are registered under the Securities Act or any state securities laws. The Underwriter Warrants and the Underwriter Warrant Shares were or will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On December 15, 2025, the Company issued two press releases announcing (i) the launch of the Offering (the “Launch Press Release”) and (ii) the pricing of the Offering (the “Pricing Press Release”). Copies of the Launch Press Release and the Pricing Press Release are furnished hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 15, 2025, by and between Lightwave Logic, Inc. and Titan Partners Group LLC, as Underwriter.
4.1	Form of Underwriter Warrant.
5.1	Opinion of Snell & Wilmer L.L.P.
23.1	Consent of Snell & Wilmer L.L.P. (contained in Exhibit 5.1).
99.1	Launch Press Release dated December 15, 2025.
99.2	Pricing Press Release dated December 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	Chief Financial Officer and Chief Operating Officer

Dated: December 17, 2025